Exhibit 21

Certain subsidiaries of Textron (at 1 January 2005)
(Unless indicated otherwise, all entities listed are wholly-owned.)

Name	Jurisdiction
TEXTRON INC.	Delaware
Avco Corporation	Delaware
ARS Two Inc.	Delaware
Avco Rhode Island (2002) Inc.	Delaware
Christine Realty Co., Inc.	Pennsylvania
Textron Pacific Limited	Australia
Textron Systems Corporation	Delaware
Textron Systems Children’s Center, Inc.	Massachusetts
Textron Systems Rhode Island (2001) Inc.	Delaware
Bell Aircraft Services Company	Delaware
Edwards & Associates, Inc.	Tennessee
Aeronautical Accessories, Inc.	Tennessee
Aeronautical Accessories Rhode Island (2001) Inc.	Delaware
Aeronautical Rotor Blades, Inc.	Tennessee
Edwards & Associates Rhode Island (2002) Inc.	Delaware
Bell Helicopter Textron Inc.	Delaware
BHT Energy Company	Delaware
Bell Aerospace Services Inc.	Delaware
Bell Helicopter Overseas Inc.	Delaware
Bell Helicopter Rhode Island Inc.	Delaware
Bell Helicopter Services Inc.	Delaware
Bell Helicopter Asia (Pte) Ltd.	Singapore
Bell Helicopter do Brasil Ltda. (99.99%; 0.01% - Bell Helicopter Textron Inc.)	Brazil
Bell Helicopter India Inc.	Delaware
Bell Helicopter Korea Inc.	Delaware
Bell Technical Services Inc.	Delaware
Cadillac Gage Textron Inc.	Michigan
Cessna Aircraft Company	Kansas
Australian Aircraft Service Pty Limited	Australia
Cessna Aircraft Rhode Island Inc.	Delaware
CitationShares Holding, L.L.C. (75%; 25% - TAG Aviation USA, Inc.)	Delaware
CitationShares Sales, Inc.	Delaware
Cone Drive Operations Inc.	Delaware
Cone Drive Operations Rhode Island Inc.	Delaware
David Brown (Delaware) Holdings Corp.	Delaware
David Brown Union Pumps Company (95%; 5% — Textron Inc.)	Michigan
David Brown Union Pumps (Canada), Ltd.	New Brunswick
David Brown Union Pumps Rhode Island Inc.	Delaware
Greenlee Textron Inc.	Delaware
Greenlee Plumbing Inc.	Delaware
Greenlee Rhode Island Inc.	Delaware
HR Textron Inc.	Delaware
HR Textron Rhode Island (2002) Inc.	Delaware
Kautex Inc.	Delaware
Kautex Japan Inc.	Delaware
McCord Corporation	Michigan
Kautex of Georgia Inc.	Massachusetts
Kautex of Georgia (Rhode Island) Inc.	Delaware
Textron Holdco Inc.	Rhode Island
Micromatic Inc.	Delaware
Micromatic Operations Rhode Island Inc.	Delaware
MAAG Pump Systems Textron Inc.	North Carolina
MAAG Pump Systems Rhode Island (2002) Inc.	Delaware

Name	Jurisdiction
TEXTRON INC.
Opto Acquisition Inc.	Ontario
Opto-Electronics Inc.	Ontario
Tempo Research Corporation	Delaware
Tempo Rhode Island Inc.	Delaware
Textron Asia Inc.	Delaware
Textron Atlantic Inc.	Delaware
Camcar Textron de Mexico, S.A. de. C.V. (99.9%; 0.1% - Textron Inc.)	Mexico
David Brown (Thailand) Ltd.	Thailand
Elektrotechnische Spezialerzeugnisse Handels Vermietungs und Verpachtungs GmbH	Germany
E-Z-GO Canada Limited	Canadian Federal
Jacobsen E-Z-GO Textron B.V.	Netherlands
Kautex Textron India Pvt. Ltd. (99%; 1% - Kautex Textron Verwaltungs-GmbH)	India
Klauke Handelsgesellschaft m.b.H.	Austria
MAAG Textron Holding A.G.	Switzerland
MAAG Pump Systems Textron PTE Ltd.	Singapore
MAAG Pump Systems Textron A.G.	Switzerland
Textron Acquisition Limited	England
Avdel plc/Avdel plc Inc.	England/Delaware
Avdel International B.V.	Netherlands
AB Benzlers	Sweden
Benzler Antriebstechnik Ges.mbH	Austria
Benzler Antriebstechnik GmbH	Germany
Benzler Ferri S.p.A.	Italy
Benzler S.P.R.L./B.V.B.A. (50%; 50% - Benzler-TBA B.V.)	Belgium
Benzler-Sala (AUST) Pty Ltd.	Australia
Benzler-TBA B.V.	Netherlands
Benzler Transmission A.S.	Denmark
OY Benzler AB	Finland
Avdel K.K.	Japan
Industrial Machinery Company	Switzerland
Tempo Europe Limited (71%; 29% - Avdel International B.V.)	England
Textron Fastening Systems Korea Ltd.	Korea
Textron Sistemas de Fijación S.A.	Spain
Textron Sistemi di Fissaggio S.r.l.	Italy
Textron Fastening Systems Limited	England
Textron Fastening Systems Pty Ltd.	Australia
David Brown Group plc	England
David Brown Benzlers A/S (90.9%; 9.1% - AB Benzlers)	Norway
David Brown Engineering Ltd.	England
David Brown Defence Equipment Ltd.	England
David Brown Employee Trust Ltd.	England
David Brown France Engrenages S.A.S.	France
David Brown Group Australian Partners (95%; 5% - David Brown Group plc)	Australia
David Brown Corporation of Australia Pty. Ltd. (99.9%; 0.1% - David Brown Engineering Ltd.)	Australia
David Brown Engineering & Hydraulics Pty. Ltd.	Australia
David Brown Gear Industries Australia Pty. Ltd.	Australia
David Brown Gear Industries Limited	Australia
David Brown Hydraulics Ltd.	England
David Brown Radicon Inc.	Canada
David Brown Radicon Ltd.	England
David Brown Sadi S.A.	Belgium
David Brown Special Products Ltd.	England
David Brown Transaxles Ltd.	England
David Brown Transmissions France S.A.	France
David Brown Union Pumps Ltd.	England
David Brown Vehicle Products Ltd.	England

Name	Jurisdiction
TEXTRON INC.
Textron Atlantic Inc.
Textron Acquisition Limited
David Brown Group plc (continued from prior page)
David Brown Gear Industries (Pty) Ltd.	South Africa
David Brown Hydraulics Danmark A/s	Denmark
David Brown Hydraulics (Deutschland) GmbH	Germany
David Brown Hydraulics Finland Oy	Finland
David Brown Hydraulics Italia S.r.l.	Italy
David Brown Investments Ltd.	England
David Brown Pension Trustee Ltd.	England
David Brown Partnership Investments Ltd.	England
Hygate Transmissions Ltd.	England
Ransomes Investment Corporation	Delaware
Ransomes America Corporation	Delaware
Cushman Inc.	Delaware
Ransomes Inc.	Wisconsin
Ransomes Rhode Island Inc.	Delaware
Steiner Turf Equipment, Inc.	Wisconsin
Ransomes plc	England
Ransomes Jacobsen Limited	England
Ransomes Overseas Services Limited	England
Granja S.A.	France
Ransomes Jacobsen S.A.S.	France
Ransomes Park Limited	England
The Havens Management Limited	England
Ransomes Pensions Trustee Company Limited	England
Ransomes Property Developments Limited	England
Ransomes Sims & Jeffries Limited	England
Textron Golf & Turf plc (99.9%; 1 share - Textron Atlantic Inc.)	England
Textron Limited	England
Kautex Textron (UK) Limited	England
Textron Fastening Systems/Tri-Star Corp., Limited (80%; 20% - San Shing Hardware Works Co., Ltd.)	British Virgin Is.
Textron Fastening Systems (Malaysia) SDN. BHD.	Malaysia
Textron Global Technology Center Private Limited (99.9%; 1 share – Textron Inc.)	India
Textron Industrial S.r.l. (85%; 15% - Textron International Inc.)	Italy
Textron International Holding, S.L.	Spain
Bell Helicopter Supply Center N.V.	Netherlands
Bell Helicopter Textron Canada Limited	Canada
Bell Helicopter Canada International Inc.	Canada
Kautex Textron Iberica S.L.	Spain
Kautex Textron Argentina S.R.L. (99.9%; 1 share – Textron International Holding, S.L.)	Argentina
Kautex Textron do Brasil Ltda. (99.9%; 1 share - Textron International Holding, S.L.)	Brazil
Kautex Textron Portugal – Produtos Plasticos, Ldas.	Portugal
MAAG-Textron Italia S.r.l. (90%; 10% - Textron France S.A.R.L.)	Italy
Textron Capital B.V.	Netherlands
Textron Fastening Systems Canada Limited	Canada
Textron France Holding S.A.R.L. (99.9%; 1 share – Textron Fastening Systems site de Clichy S.N.C.)	France
Cessna Citation European Service Center S.A.S. (99.9%; 1 share – Textron France S.A.R.L.)	France
MAAG Pump Systems Textron S.A.R.L.	France
Textron France S.A.R.L. (99.9%; 1 share – Textron Fastening Systems site de Clichy S.N.C.)	France
David Brown Guinard Pumps S.A.S.	France
Jacobsen E-Z-GO Textron S.r.l. (99%; 1% - Textron International Holding, S.L.)	Italy
Textron Fastening Systems site de Paris S.A.	France

Name	Jurisdiction
TEXTRON INC.
Textron Atlantic Inc.
Textron International Holding, S.L.
Textron France Holding S.A.R.L.
Textron France S.A.R.L. (continued from prior page)
Textron Atlantic Holding GmbH	Germany
Textron Holding GmbH	Germany
Textron Deutschland Beteiligungs-GmbH
Avdel Verbindungselemente GmbH	Germany
Gustav Klauke GmbH (94.9%; 5.1% - Textron International Holding, S.L.)	Germany
Gustav Klauke France S.A.R.L.	France
Kautex Textron Verwaltungs-GmbH (94.8%; 5.2% - Textron International Holding, S.L.)	Germany
Kautex Textron CVS Limited	England
Kautex Textron GmbH & Co. K.G. (98.656778%; 0.671611% – Textron Holding GmbH; 0.671611% - Textron Deutschland Beteiligungs-GmbH)	Germany
Kautex Corporation	Nova Scotia
Kautex Textron Benelux B.V.B.A. (99.9%; 1 share – Kautex Textron Iberica S.L.)	Belgium
Kautex Textron Bohemia spol. s.r.o.	Czech Republic
Kautex Textron Italia S.r.l. (95%; 5% - Kautex Textron Iberica S.L.)	Italy
Kautex Lanbao (Changchun) Plastics Products Company, Limited (55%; 45% - Lanbao Technology Information Co., Ltd.)	PRC
Kautex Shanghai GmbH	Germany
Kautex (Shanghai) Plastic Products Co. Ltd.	PRC
Kautex (Shanghai) Plastic Technology Co., Ltd.	PRC
Kautex Textron de Mexico, S. de R.L. de C.V. (99.9%; 0.1% - Textron International Holding, S.L.)	Mexico
Kautex Textron Management Services Company de Puebla, S. de R.L de C.V. (98%; 2% - Kautex Textron GmbH & Co. K.G.)	Mexico
Kautex Textron Japan GmbH	Germany
Kautex Textron KeyLex Corporation KK (65%; 35% Kurata)	Japan
MAAG Pump Systems Textron GmbH	Germany
Peiner Umformtechnik GmbH	Germany
Textron China Holdings S.R.L. (99%; 1% Textron International Holding, S.L.)	Barbados
Textron Fastening Systems (Wuxi) Co., Ltd.	PRC
Textron Trading (Shanghai) Co., Ltd.	PRC
Textron Verbindungstechnik Beteiligungs-GmbH (94.9%; 5.1% - Textron International Holding, S.L.)	Germany
Textron Verbindungstechnik GmbH & Co. O.H.G. (99%; 1% - Textron Holding GmbH)	Germany
Textron Fastening Systems site de Créteil S.A.S.	France
Textron Fastening Systems site d’Amiens S.A.S.	France
Textron Fastening Systems site de Bonneuil sur Marne S.A.R.L. (99%; 600 shares - Edmond Cornudet)	France
Textron Fastening Systems site de la Bridoire S.A.R.L. (99%; 50 shares - Jean Riondet; 90 shares – Victor Rival de Rouvil)	France
Textron Fastening Systems site de Clichy S.N.C. (99.9%; 1 share - Textron France Holding S.A.R.L.)	France
Textron Fastening Systems site de Ferté Frenel S.A.S.	France
Textron Fastening Systems site de Fourmies S.A.S.	France
Textron Fastening Systems site de Vernouillet S.C.I. (80%; 20% - Textron Fastening Systems site de Vieux Condé S.A.S.)	France
Textron Fastening Systems site de Vieux Condé S.A.S.	France
Textron Poland Sp. z o.o.	Poland

Name	Jurisdiction
TEXTRON INC. (continued from prior page)
Textron China Inc.	Delaware
Textron Communications Inc.	Delaware
Textron FSC Inc.	Barbados
Textron Far East Pte. Ltd.	Singapore
Textron Fastening Systems Asia Pacific (Pte) Ltd.	Singapore
Textron Fastening Systems China Limited (90%; 10% - Textron Atlantic Inc.)	Hong Kong
Textron (Guangzhou) Fastening Systems Company Ltd.	PRC
Textron Fastening Systems do Brasil S.A. (99%; 1% Associação de Assistência Belgo Mineira)	Brazil
Metalurgica Norte de Minas S.A. (98.44%)	Brazil
Textron Fastening Systems Inc.	Delaware
Avdel Cherry Textron Inc.	New York
Avdel Cherry Rhode Island Inc.	Delaware
Burkland Textron Inc.	Michigan
Burkland Rhode Island Inc.	Delaware
Elco Textron Inc.	Delaware
Elco Rhode Island (2002) Inc.	Delaware
Flexalloy Inc.	Ohio
Flexalloy de Mexico, S. de R.L. de C.V. (99.9995%; 0.0005% - Textron Atlantic Inc.)	Mexico
InteSys Technologies, Inc.	Massachusetts
InteSys Ireland Limited	Ireland
Ring Screw Textron Inc.	Michigan
Detroit Heading Company, Inc.	Michigan
Ring Screw Rhode Island (2002) Inc.	Delaware
Textron Fastening Systems Mississippi Inc.	Delaware
Textron Fastening Systems Mississippi (Sales) Inc.	Delaware
Wolverine Metal Specialties Inc.	Michigan
Wolverine Metal Specialties Rhode Island Inc.	Delaware
Textron Financial Corporation	Delaware
Asset Control, L.L.C. (91.63%; 5.48% - Worldwide NetworX Corporation; 2.89% - Safeguard Scientifics, Inc.)	Delaware
Benefit Street Financial Services Corporation	Delaware
Cessna Finance Corporation	Kansas
CLD Georgia, LLC	Delaware
CP Offshore LLC	Delaware
Dorfinco Corporation	Delaware
Family Resorts & Travel, Inc.	Delaware
FBS Investments Inc.	Delaware
FFD Holdings I, Inc.	Delaware
FFD Holdings II, Inc.	Delaware
FFD Holdings III, Inc.	Delaware
Florida Fairways Inc.	Delaware
IAC Tax I, LLC	Delaware
IAC Tax II, LLC	Delaware
IAC Tax V, LLC	Delaware
Investment Control Inc.	Delaware
KW Investments, Inc.	Delaware
LA Facilities 2002, LLC	Delaware
Litchfield Financial Corporation	Massachusetts
Ironwood Acceptance Company	Delaware
Palo Verde Trading Company, LLC	Arizona
SPHC, Inc.	Delaware
Land Finance Company	Delaware
LFC Asset Recovery Corporation	Delaware
LFC Health Finance Corporation	Delaware
Priority Investment Trust	Delaware

Name	Jurisdiction
TEXTRON INC.
Textron Financial Corporation (continued from prior page)
North Sea Investments Inc.	Delaware
RFD-II Inc.	Delaware
Systran Financial Services Holding Corporation	Washington
Systran Financial Services Corporation	Oregon
Textron Business Services, Inc.	Delaware
TBS Insurance Agency Services, Inc.	Rhode Island
TBS Premium Finance Corporation	Delaware
Textron Acceptance Corp., Limited	Australia
Textron Business Credit, Inc.	Rhode Island
Textron Financial Canada Funding Corp.	Nova Scotia
Textron Financial Canada Limited	Ontario
Textron Financial Corporation Receivables Trust 2000-B	Delaware
Textron Financial Corporation Receivables Trust 2000-C	Delaware
Textron Financial Corporation Receivables Trust 2001-A	Delaware
Textron Financial Corporation Receivables Trust 2001-CP-1	Delaware
Textron Financial Corporation Receivables Trust 2001-CP-2	Delaware
Textron Financial Corporation Receivables Trust 2002-CP-2	Delaware
Textron Financial Investment Corporation	Rhode Island
Textron Financial Investment Services Corporation	Rhode Island
Textron Financial - New Jersey, Inc.	Delaware
Textron Funding Corporation	Delaware
Textron Louisiana Corp.	Delaware
Textron PA L.P.	Delaware
Textron Pennsylvania Inc.	Delaware
Textron Receivables Corporation III	Delaware
Textron Receivables Corporation IV	Delaware
Textron Receivables Corporation V	Delaware
Vacation Villas as the Summit, LLC	Delaware
Warbler Corporation	Delaware
Textron Fluid and Power Inc.	Delaware
Textron Global Services Inc.	Delaware
Textron International Inc.	Delaware
Textron IPMP Inc.	Delaware
Textron Innovations Inc.	Delaware
Textron Management Services Inc.	Delaware
Textron Marine Services Company	Delaware
Textron Providence Inc.	Rhode Island
Textron Realty Corporation	Delaware
Textron Rhode Island Inc.	Delaware
Textron Synergistic Assemblies de Mexico, S.A. de C.V. (98%; 2% — Textron Atlantic Inc.)	Mexico
TRAK International, Inc.	Delaware
Turbine Engine Components Textron (Newington Operations) Inc.	Connecticut
Westminster Insurance Company	Vermont